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                                 EXHIBIT 99.2

                               VOTING AGREEMENT

         THIS VOTING AGREEMENT is made and entered into as of June 10, 1999 (this "Agreement") between SOFTBANK America Inc., a Delaware corporation ("SOFTBANK" or the "Purchaser"), and Michael G. Rubin (the "Principal Stockholder").

                                   RECITALS

         WHEREAS, on June 10, 1999, Global Sports, Inc., a Delaware corporation (the "Company"), and SOFTBANK entered into a Purchase Agreement (the "Purchase Agreement"), pursuant to which SOFTBANK intends to acquire 6,153,850 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"); and

         WHEREAS, as an inducement and a condition to consummating the Purchase Agreement, the Purchaser has required that the Principal Stockholder agree, and the Principal Stockholder has agreed, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the covenants set forth herein, and for other good and valuable consideration, intending to be legally bound hereby, the parties agree as follows:

1.       Definitions.  For purposes of this Agreement:
         -----------

         (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

         (b) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

2.       The Second Purchase.
         -------------------

2.1      Approval of the Second Purchase.  During the period commencing on the
         -------------------------------
date hereof and continuing until the earlier to occur of (i) consummation of the Second Closing (as defined
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in the Purchase Agreement) or (ii) the 90th day after the date of the Purchase
Agreement (such earlier date, the "Expiration Date"), the Principal Stockholder agrees that it shall, at any meeting of stockholders of the Company, however called, or in connection with any written consent of stockholders of the Company, vote (or cause to be voted) the shares (if any) of capital stock of the Company (the "Capital Stock")then held of record or Beneficially Owned by such Principal Stockholder, (i) in favor of the purchase of shares of Common Stock to be purchased at the Second Closing pursuant to the Purchase Agreement (the "Second Purchase"); (ii) in favor of the amendment of the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock to 30,000,000; (iii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Purchase Agreement;
(iv) in favor of election to the Board of Directors of the directors which SOFTBANK is entitled to designate upon consummation of the Second Purchase (as defined in the Purchase Agreement) and which have been identified by SOFTBANK as nominees for such purpose; and (v) except as otherwise agreed to in writing in advance by the Purchaser, against the following actions (other than the Second Purchase and the transactions contemplated by the Purchase Agreement): (A) a dissolution of the Company or (B) any material change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or By-laws, in each case, which is intended, or could reasonably be expected, to impede, delay or adversely affect the Second Purchase and the transactions contemplated by this Agreement and the Purchase Agreement. The Principal Stockholder agrees that it shall not enter into any agreement or understanding with any Person the effect of which would be inconsistent or violative of the provisions and agreements contained in this Section 2.

2.2      Irrevocable Proxy.  The Principal Stockholder, in furtherance of the
         -----------------
transactions contemplated hereby and by the Purchase Agreement, and in order to secure the performance by the Principal Stockholder of its duties under this Agreement, shall, if and when requested by SOFTBANK, promptly execute and deliver to the Purchaser an irrevocable proxy, substantially in the form of Exhibit A hereto, and irrevocably appoint Purchaser or its designees, with full power of substitution, its attorney, agent and proxy to vote (or cause to be voted) or, if applicable, to give consent with respect to, all of the shares of Common Stock Beneficially Owned by such Principal Stockholder, together with any shares acquired by such Principal Stockholder in any capacity after the date hereof in the manner, and with respect to the matters, set forth in Section 2.1 hereof. The Principal Stockholder acknowledges that the proxy executed and delivered by it shall be coupled with an interest, shall constitute, among other things, an inducement for the Purchaser to enter into the Purchase Agreement, shall be irrevocable and binding on any successor in interest of such Principal Stockholder and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of such Principal Stockholder. Such proxy shall operate to revoke and render void any prior proxy as to the shares heretofore granted by such Principal Stockholder. Such proxy shall terminate on

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the Expiration Date.


3.       Composition and Nomination of Board of Directors.
         ------------------------------------------------

3.1      Board Composition Requirements.  The parties hereto intend that
         ------------------------------
SOFTBANK shall have the right to designate (i) a number of members of the Company's Board of Directors equal to the product of (A) the total number of authorized directors and (B) the aggregate Proportionate Share (as defined in the Purchase Agreement) of the Purchaser and the SOFTBANK Entities (as defined in the Purchase Agreement) on the Company's Board of Directors, rounded up to the nearest whole number, but not to exceed two directors (the "Board Composition Requirement"), and (ii) so long as the Purchaser and the SOFTBANK Entities collectively own 50% or more of the Shares theretofore purchased hereunder, the Purchaser shall have the right to designate one director to be a member of each committee of the Company's Board of Directors. At any meeting of stockholders at which directors are to be elected and with respect to any written consent of stockholders of the Company in lieu of meeting relating to the election of directors, the Principal Stockholder shall vote, or execute and deliver a written consent with respect to, all shares of Common Stock and any other voting securities of the Company held of record or Beneficially Owned by it in favor of a slate of directors meeting the Board Composition Requirement and nominated as contemplated by Section 3.2 hereof and against any slate of directors that does not satisfy the Board Composition Requirements or the nomination procedures contemplated by Section 3.2.

3.2      Nominating Procedures.  In connection with each meeting of stockholders
         ---------------------
of the Company at which directors of the Company are to be elected, the parties hereto shall cause their designees on the Board to nominate a slate of nominees for director which meets the Board Composition Requirements for so long as this Agreement remains in effect.

         The nominees so selected by the Board of Directors shall be presented and voted upon at the meeting of stockholders as a slate.

3.3      Removal of Directors.  Except as otherwise provided in this Section
         --------------------
3.3, the Principal Stockholder agrees not to take any action to remove, with or without cause, any director of the Company designated by SOFTBANK. Notwithstanding the foregoing, SOFTBANK shall at all times have the right to remove and to cause the Principal Stockholder to remove, with or without cause, any or all of the directors designated by SOFTBANK.

3.4      Vacancies.  If a vacancy is created on the Board of Directors by reason
         ---------
of the death, disability, removal or resignation of any one of the directors, the Principal Stockholder shall promptly take all necessary and appropriate action, including, to the extent it has power to do

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so, calling a special meeting of stockholders or executing a written consent of stockholders in lieu of meeting and voting, or executing and delivering a written consent with respect to, the shares of Common Stock and any other voting securities of the Company then held of record or Beneficially Owned in such a manner to ensure that such vacancy is filled in a manner consistent with the Board Composition Requirements.

4.       Action to Reconstitute Board of Directors.  If at any time and for any
         -----------------------------------------
reason the Board of Directors shall fail to satisfy the Board Composition Requirements, then, at the written request of SOFTBANK, the Principal Stockholder shall, to the extent it has power to do so, cause to be called a special meeting of the stockholders to be held for the purpose of taking whatever action may be necessary to ensure that the Board is constituted so as to satisfy the Board Composition Requirements as promptly as practicable.

5.       Certificate of Incorporation and Bylaws.  The Principal Stockholder
         ---------------------------------------
shall vote all shares of Common Stock and any other voting securities of the Company then held of record or Beneficially Owned and shall take all other actions necessary and appropriate (including, without limitation, removing any director) to ensure that the Company's Certificate of Incorporation and Bylaws do not at any time conflict with the provisions of this Agreement.

6.       No Transfer of Common Stock.  From the date hereof until the Expiration
         ---------------------------
Date, the Principal Stockholder shall not sell, transfer or pledge his Common Stock to another Person or otherwise engage in any act which would decrease the Principal Stockholder's percentage of Common Stock ownership on the date hereof, except, in each such case, if the transferee agrees in writing to be bound by the provisions of this Agreement.

7.       Miscellaneous.
         -------------

7.1      Modification and Waiver.  No amendment or modification of the terms or
         -----------------------
provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

7.2      Entire Agreement.  This Agreement sets forth the entire understanding
         ----------------
of the parties with respect to the subject matter hereof. Any previous agreement or understandings between the parties regarding the subject matter hereof are merged into and superseded by this Agreement.

7.3      Severability.  In case any provision in this Agreement shall be
         ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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7.4      No Implied Rights.  Nothing herein, express or implied, is intended to
         -----------------
or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any interest, rights, remedies or other benefits with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

7.5      Governing Law.  This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of Delaware.

7.6      Counterparts.  This Agreement may be executed in one or more
         ------------
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

7.7      Successors and Assigns.  The provisions hereof shall inure to the
         ----------------------
benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

7.8      Notices.  All notices and other communications under this Agreement
         -------
shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally or on the third business day after mailing or if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, return receipt requested, and addressed as follows (until any such address is changed by notice duly given):

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         (c)  if to SOFTBANK, to:

                                   SOFTBANK AMERICA Inc.
                                   300 Delaware Avenue, Suite 900
                                   Wilmington, Delaware 19801
                                   Facsimile:  (302)  552-3128
                                   Attention: Frances Jacobs

                                   SOFTBANK Holdings Inc.
                                   10 Langley Road, Suite 403
                                   Newton Center, Massachusetts 02169
                                   Facsimile:  (617) 928-9301
                                   Attention: Ronald Fisher
                                   Vice Chairman

                                        with a copy to:

                                   Sullivan & Cromwell
                                   1888 Century Park East
                                   21/st/ Floor
                                   Los Angeles, California 90067-1725
                                   Telephone:  (310) 712-6650
                                   Facsimile:  (310) 712-8800
                                   Attention: John L. Savva, Esq.

(d)  if to the Principal Stockholder, to:

                                   Global Sports, Inc.
                                   555 South Henderson Road
                                   King of Prussia, Pennsylvania 19406
                                   Telephone:  (610) 768-0900
                                   Facsimile:  (610) 768-0753
                                   Attention: Michael G. Rubin

                                        with a copy to:

                                   Blank Rome Comisky & McCauley LLP
                                   One Logan Square
                                   Philadelphia, Pennsylvania 19103

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                                Telephone:  (215) 569-5544
                                Facsimile:  (215) 569-5628
                                Attention:  Arthur Miller, Esq.

                                      -7-
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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                   SOFTBANK AMERICA INC.


                                   By:/s/ Ronald D. Fisher
                                      _________________________
                                      Name: Ronald D. Fisher
                                      Title: Vice-Chairman

                                       /s/ Michael G. Rubin
                                   ____________________________
                                                            MICHAEL G. RUBIN

                                   EXHIBIT A

                               Irrevocable Proxy

         In order to secure the performance of the duties of the undersigned pursuant to the Voting Agreement, dated as of June 10, 1999 (the "Voting Agreement"), between the undersigned and SOFTBANK America Inc., the undersigned hereby irrevocably appoints Ronald D. Fisher and Steven Murray, and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned, and in the name, place and stead of the undersigned, to vote (or cause to be voted) or, if applicable, to give consent, in such manners each such attorney, agent and proxy or his substitute shall in his sole discretion deem proper to record such vote (or consent) in the manner, and with respect to the matters, set forth in Section 2 of the Voting Agreement with respect to all shares of Common Stock and voting securities of Global Sports, Inc., a Delaware corporation (the "Company"), which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or if applicable, to given written consent with respect thereto. This Proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undesigned and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned. This Proxy shall operate to revoke and render void any prior proxy as to the shares of Common Stock and voting securities heretofore granted by the undersigned. This Proxy shall terminate upon the Expiration Date (as defined in the Voting Agreement).


                                _________________________
                                Michael G. Rubin